SUPPLEMENT DATED FEBRUARY 26, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND – GROWTH LT PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Growth LT Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Growth LT Portfolio – As a result of action taken by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held in December 2012, effective May 1, 2013, MFS Investment Management (MFS) will become the management firm of the Growth LT Portfolio and the name of the portfolio will change to Growth Portfolio. In order to facilitate the manager change, a portion of the portfolio holdings may be sold and new investments purchased in accordance with recommendations by the new manager or management team. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the Fund, may begin transitioning prior to May 1, 2013. PLFA and/or the Fund may retain a transitioning agent in order to reduce transaction costs associated with the purchase and sale of portfolio holdings in connection with these transitions.

Effective May 1, 2013, expected changes to the principal investment strategies will be as follows:

•	Emerging market countries are no longer a principal investment strategy of the portfolio, although the portfolio may continue to invest in foreign securities.

Below is a summary of the expected principal investment strategies:

The portfolio normally invests primarily in common stocks. The manager focuses on investing the portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). While the manager may invest the portfolio’s assets in companies of any size, the manager generally focuses on companies with large capitalizations. The portfolio may invest up to 25% of its assets in foreign securities.

The manager uses a bottom-up investment approach to buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

The manager may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Further, effective May 1, 2013, the following individual is anticipated to be the portfolio manager:

Eric B. Fischman, CFA	Investment officer and portfolio manager of MFS since 2002. Mr. Fischman has over 22 years of investment experience. He has a BA from Cornell University, a JD from Boston University, and an MBA from Columbia University.